SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Greenway Plaza, Suite 2700
Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2005, the board of directors of Pogo Producing Company (the “Company”) elected Dr. Charles G. Groat as a director, effective November 1, 2005.  Dr. Groat will serve on the audit committee of the board of directors.  There was no arrangement or understanding pursuant to which Dr. Groat was elected as a director, and there are no related party transactions between Dr. Groat and the Company.

Item  9.01 Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Press release dated November 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: November 1, 2005	By:	/s/ John O. McCoy, Jr.
John O. McCoy, Jr.
Executive Vice President and Chief
Administrative Officer